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                                                                     EXHIBIT 99

[LABARGE INC LOGO]

[GRAPHIC]
                                                                          FOCUS.
                                                                       STRATEGY.
                                                                       PROGRESS.

                                                                  AN OVERVIEW OF
                                                                   LABARGE, INC.

                                                                   DECEMBER 2000

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                                                              [LABARGE INC LOGO]

DELIVERING ON STRATEGIC GOALS


     -    Positive trends in key indicators
     -    Better-focused strategy and organizational structure
     -    Significant backlog growth
     - "Breakthrough" contracts for Network Technologies Group and proprietary ScadaNET Network(TM)
     -    Higher gross margins
          -    Improved capacity utilization in Manufacturing Services business
          -    Network Technologies business
     -    EBITDA growing significantly


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                                                              [LABARGE INC LOGO]

OUR STRATEGY

                                  Build on Our
                               Core Competencies


                Grow the core                        Add proprietary
                 electronics                          capabilities,
                manufacturing                       technologies and
              services business                         products

                MANUFACTURING                            NETWORK
                SERVICES GROUP                     TECHNOLOGIES GROUP

               99% OF REVENUES*                      1% OF REVENUES*


*For fiscal 2001 first quarter, ended 10/1/00.


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                                                              [LABARGE INC LOGO]

[GRAPHIC]
                                        MANUFACTURING
                                           SERVICES GROUP

                         Provides contract design and manufacturing services for sophisticated, high-reliability electronics to customers in a wide variety of technology-driven markets

                         Allows customers to effectively outsource complex applications



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                                                              [LABARGE INC LOGO]



[GRAPHIC]

                                                NETWORK
                                                TECHNOLOGIES
                                                GROUP

                         Designs and markets proprietary wireless data communications products and network services that provide monitoring and control of remote industrial equipment

                         Proprietary products, capabilities and technologies



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                                                              [LABARGE INC LOGO]

FISCAL 2000 INITIATIVES

     -    Manufacturing Services Group: restore core business growth
          -    Revamp and implement new sales and marketing strategy
               -    New management structure - improved disciplines
               -    Reorganization and upgrade of sales force
               - Targeting of select customers who can benefit from our expertise
               -    Broader diversification of customer base
          -    Improve coordination between sales and operations
     -    Network Technologies Group
          -    Develop initial orders for proprietary product
          -    Aggressive business plan
          -    High gross margin potential


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                                                              [LABARGE INC LOGO]
MANUFACTURING SERVICES GROUP -
QUARTERLY BACKLOG

(In millions of dollars)

                                  [LINE GRAPH]

FY99 Q3   FY99 Q4    FY00 Q1   FY00 Q2   FY00 Q3    FY00 Q4   FY01 Q1    FY01 Q2 E
$42.8       $42.7      $54.0     $58.3      $59.1      $62.7     $65.7*     $85.0

                         *HIGHEST BACKLOG IN 10 QUARTERS

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                                                              [LABARGE INC LOGO]
MANUFACTURING SERVICES GROUP -
DIVERSE MARKETS - SALES

                                  [PIE CHART]

Aerospace    Defense    Industrial    Medical     Oil and Gas   Government Systems    Semiconductor    Other
   14%         33%          1%          3%            18%               25%                 3%          3%

        Breakdown of sales for fiscal 2001 first quarter, ended 10/1/00.


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                                                              [LABARGE INC LOGO]

ELECTRONICS MANUFACTURING
SERVICES INDUSTRY

     -    Strong trend toward outsourcing electronics production
          -    $100+ billion worldwide in 2000*
     -    Large, fragmented market
          -    Many players serving many markets
     -    Increased complexity of electronic products
     -    LaBarge's customer base:
          - Companies that want to focus on own core competencies and boost efficiencies
     -    LaBarge's niche:
          -    Low- to mid-volume
          -    High complexity/High reliability
          -    Higher margin potential


     *Source: Electronic Buyers' News, 9/18/00.

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                                                              [LABARGE INC LOGO]

MANUFACTURING SERVICES GROUP -
LOCATIONS
                                                        [MAP GRAPHIC]
-    U.S. manufacturing operations

     -    Arkansas (Berryville and Huntsville)

     -    Missouri (Joplin)

     -    Oklahoma (Tulsa)

     -    Texas (Houston)

     Domestic manufacturing enhances
     our customers' outsourcing strategy (speed, transport costs, security, quality, service).


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                                                              [LABARGE INC LOGO]
MANUFACTURING SERVICES GROUP -
DIFFERENTIATORS

     -    Broad-based specialized capabilities
          -    Customized applications
          -    Highly engineered products
          -    Sophisticated electronic assembly capability
          -    Complete systems solutions
     -    Broad array of other value-added services
          -    Systems design
          -    Engineering and product development
          -    Direct link with customer


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                                                              [LABARGE INC LOGO]

MANUFACTURING SERVICES GROUP -
TOP 10 CUSTOMERS

     -    Northrop Grumman - Postal systems and defense
     -    Schlumberger - Oilfield service equipment and tooling
     -    Lockheed Martin - Defense and commercial aerospace
     -    Sensis Corporation - Defense
     -    Rockwell Collins - In-flight entertainment systems
     -    General Electric - Medical and aircraft engines
     -    Boeing - Defense and commercial aerospace
     -    General Dynamics - Defense
     -    United Space Alliance - Space Shuttle
     -    Terumo - Medical

     For fiscal 2001 first quarter, ended 10/1/00.


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                                                              [LABARGE INC LOGO]

MANUFACTURING SERVICES GROUP -
ACHIEVEMENTS

     -    Developing important new customers
          - Enhanced resources needed for growth - investments in equipment, technology and people
          -    Greater visibility in marketplace
          -    More effective sales/marketing approach: target customers
          -    New management/improved focus and accountability
          -    Increased bookings: highest backlog in 10 quarters
               -    $39 million Northrop Grumman contract


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                                                              [LABARGE INC LOGO]

MANUFACTURING SERVICES GROUP -
STRATEGIES FOR GROWTH

     -    Maximize opportunities within existing customer base
          -    Strength of our customer relationships
          -    Leveraging performance for additional contracts with customers
               -    Booked 86% more business from our 10 largest customers in FY
                    2000
     -    Develop new customers that fit LaBarge profile
          -    Typically large, technology-driven companies
          -    Need for outsourcing and/or sophisticated capabilities
          -    Broad array of growth industries


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                                                              [LABARGE INC LOGO]

NETWORK TECHNOLOGIES GROUP

     -    Acquired through March 1999 OCS acquisition
     -    Adds proprietary electronic products
     -    Increases LaBarge's capabilities and knowledge
          -    Hardware and software engineering capability
          -    New product development
          -    Marketing and ongoing services
     -    Products manufactured by LaBarge's Manufacturing Services Group
          -    Higher gross margins
     -    Ongoing revenue stream from service agreements

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                                                                   [LABARGE INC]

NETWORK TECHNOLOGIES GROUP -
DIFFERENTIATOR

     -    Proprietary ScadaNET Network(TM)
          -    Application for remote locations
          -    End-to-end solution
          - Leverages existing cellular telephone infrastructure and Internet technologies
          -    Low cost, two-way data communication
          -    More reliable monitoring of industrial equipment


                                                                       [GRAPHIC]

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                                                              [LABARGE INC LOGO]

SCADANET NETWORK (TM) -
SUCCESS IN RAIL INDUSTRY

     -    First target market
          -    Small number of major rail players
          -    Small number of industry suppliers, not technologically oriented

     -    1,500 units sold





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                                                              [LABARGE INC LOGO]

SCADANET NETWORK (TM) -
SUCCESS IN RAIL INDUSTRY (CONT.)

     -    Remotely monitors the functionality of crossing equipment
          -    Standardization by rail organizations
               -    Burlington Northern and Santa Fe
               -    Union Pacific
               -    Montana Rail Link
               -    I&M Rail Link

          - Endorsement and funding by state transportation departments for safety programs
               -    Illinois outfitting all new crossings with ScadaNET
               -    23 states have approved ScadaNET for new crossings


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                                                              [LABARGE INC LOGO]

NETWORK TECHNOLOGIES GROUP -
STRATEGY FOR GROWTH

     -    Goal: ScadaNET Network(TM) as standard in railroad industry
     - Target large, well-defined opportunities where LaBarge can be the dominant player
          -    Natural gas pipelines: cathodic protection equipment
     -    Move toward profitability






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                                                              [LABARGE INC LOGO]



NET SALES/GROSS PROFIT MARGINS -
FIVE-YEAR HISTORY

(In millions of dollars)


                                  [LINE GRAPH]


                        1996    1997    1998    1999    2000    2001 E
Net sales               75.1    96.7    95.6    78.6    79.6    100
Gross profit margin     18.6    19.9    23.2    20.2    22.5    22.5


From continuing operations.

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                                                              [LABARGE INC LOGO]


NET SALES/GROSS PROFIT MARGINS -
QUARTERLY HISTORY

(In millions of dollars)


                                  [LINE GRAPH]



                       FY99 Q1    FY99 Q2   FY99 Q3  FY99 Q4   FY00 Q1    FY00 Q2    FY00 Q3   FY00 Q4   FY01 Q1
Net sales                21.1      21.6      19.2     16.7       14.1       17.6       22.1     25.8      24.3
Gross profit margin      22.3      21.0      18.8     18.2       17.4       19.1       23.6     26.8      22.8

From continuing operations.


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                                                              [LABARGE INC LOGO]


INTERIM RESULTS

(dollars in thousands)           THREE MONTHS ENDED
                           OCT. 1, 2000      OCT. 3, 1999   % CHANGE
Net sales                     $24,284           $14,131       + 72%
Cost of sales                  18,737            11,670       + 61%
Gross profit                    5,547             2,461      + 125%
Selling and administrative      4,188             3,686       + 14%
Net earnings from
continuing ops                $   634           $(1,340)
Diluted EPS from
continuing ops                $   .04           $  (.09)
EBITDA from
continuing ops*               $ 2,420           $  (388)

*Less non-recurring items




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                                                              [LABARGE INC LOGO]

COMPARATIVE BALANCE SHEET ITEMS


(dollars in thousands)

                         OCT. 1, 2000        OCT. 3, 1999
Current assets            $ 43,232             $ 28,964
Current liabilities         27,487               16,347
Total debt                  26,917               23,018
Equity                      26,458               22,577
Senior debt/EBITDA (LTM)       2.5                  6.7


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                                                              [LABARGE INC LOGO]

LABARGE'S FOCUSED COMMITMENT
TO AGGRESSIVE, PROFITABLE GROWTH

     -    Excellent reputation and customer base
     -    Broadening our reach
          -    Target new customers
          -    Attain new proprietary capabilities and skills
     - FY 2001 second-quarter results expected to be comparable to first quarter
          -    Strong backlog in core business
     -    FY 2001 second-half results expected to be up from first half
          -    Entering second half with anticipated backlog of $85 million
          -    ScadaNET progress and growth opportunity
     -    Strengthening balance sheet



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